UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 2, 2025

ALGORHYTHM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 596-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 2, 2025, Algorhythm Holdings, Inc. (the “Company”) dismissed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm effective on that date. The dismissal of CBIZ was approved by the Audit Committee of the Board of Directors of the Company. CBIZ did not issue an audit report on the Company’s financial statements.

During the period commencing April 25, 2025, which is the date the Company engaged CBIZ, through June 2, 2025:

(a) there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and CBIZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ, would have caused CBIZ to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company for such years; and

(b) there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act), except for the material weaknesses in the Company’s internal control over financial reporting as reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on April 15, 2025.

The Company provided CBIZ with a copy of this Current Report on Form 8-K prior to filing it with the SEC and requested that CBIZ furnish the Company with a letter addressed to the SEC stating whether or not CBIZ agrees with the statements made by the Company under Item 4.01(a) of this Form 8-K. A copy of CBIZ’s letter, dated June 4, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 2, 2025 (the “Effective Date”), the Company engaged Berkowitz Pollack Brant, Advisors + CPAs (“Berkowitz”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the Company’s nine-month period ended December 31, 2024, the Company’s fiscal year ended December 31, 2024, and the subsequent period through June 2, 2025, neither the Company nor anyone on the Company’s behalf consulted with Berkowitz regarding:

(a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Berkowitz did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(b) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Exchange Act), or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
16.1	Letter of CBIZ CPAs P.C. to the Securities and Exchange Commission, dated June 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025	ALGORHYTHM HOLDINGS, INC.

	By:	/s/ Alex Andre
	Name:	Alex Andre
	Title:	Chief Financial Officer and General Counsel